Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Quarterly Report on Form 10-Q of LabOne, Inc. for the period ending September 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LabOne, Inc.

Date: November 14, 2002	By /s/ John W. McCarty John W. McCarty Executive V.P. and Chief Financial Officer